SUPPLEMENT DATED JULY 18, 2003
                       TO PROSPECTUS DATED MAY 1, 2003 FOR

              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                 with respect to

                PRUSELECTSM III Variable Life Insurance Contracts


     The following replaces the first sentence of the second paragraph in the "The Fixed Rate Option" section on page 15 in the PruSelectSM III prospectus:

     If your policy includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, initially or by transfer, a portion of your Contract Fund to a fixed rate option.



CVUL3NJSUP1 Ed. 7-2003